United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

May 14, 2009

Date of Report

(Date of Earliest Event Reported)

DIGITILITI, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0001-53235	26-1408538
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

266 East 7th Street, 4th Floor

St. Paul, Minnesota 55101

 (Address of Principal Executive Offices)

(651) 925-3200

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

Effective May 14, 2009, Karen Giles Larson and Kedar R. Belhe were elected to fill the vacancies to the Board of Directors left by the resignations of Brad D. Wenzel and Benno G. Sand earlier in the year.  Ms. Larson was also appointed Chair of the Audit Committee and Mr. Belhe was appointed a member of the Compensation Committee.  See Exhibit 99.1, Press Release dated May 21, 2009, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITILITI, INC.

Date:	May 21, 2009	By:	/s/ Roy A. Bauer
Roy A. Bauer
CEO, President

2